Exhibit 99.1
THE SCOTTS MIRACLE-GRO COMPANY
INDEX TO UNAUDITED CONDENSED CONSOLIDATED SELECTED FINANCIAL DATA

PAGE
Results of Operations and Reconciliation of Non-GAAP Disclosure Items for the:
Fiscal year ended September 30, 2010	1
Fiscal year ended September 30, 2009	2
Fiscal year ended September 30, 2008	3
Fiscal year ended September 30, 2007	4
Three months ended January 2, 2010	5
Three months ended April 3, 2010	6
Three months ended July 3, 2010	7
Three months ended September 30, 2010	8
Net Sales and Income from Continuing Operations before Income Taxes by Segment by quarter and on an annual basis for fiscal 2010 and on an annual basis for fiscal 2009	9
Condensed, Consolidated Balance Sheets — January 2, 2010, April 3, 2010, July 3, 2010 and September 30, 2010	10
Footnotes to Condensed, Consolidated Selected Financial Data	11

i

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
For the fiscal year ended September 30, 2010
(Unaudited) (in millions, except per share data)
Note: See Accompanying Footnotes on Page 11

		For the fiscal year ended September 30, 2010
				Product
				Registration
		Previously	Revised	And		Revised
	Footnotes	Reported (1)	Reported (1)	Recall Matters	Impairment	Adjusted (5)
Net sales		$3,139.9	$2,898.0	$—	$—	$2,898.0

Gross profit		1,147.3	1,075.9	(3.0)	—	1,078.9

% of sales		36.5%	37.1%			37.2%

Income from operations		384.6	363.1	(8.7)	(18.5)	390.3
% of sales		12.2%	12.5%			13.5%

Interest expense		46.8	43.2	—	—	43.2

Income from continuing operations before income taxes		337.8	319.9	(8.7)	(18.5)	347.1
Income tax expense		125.4	119.4	(3.1)	(5.8)	128.3

Income from continuing operations		212.4	200.5	$(5.6)	$(12.7)	$218.8

Income (loss) from discontinued operations, net of tax	(2)	(8.3)	3.6

Net income		$204.1	$204.1

Basic income (loss) per common share:	(3)
Income from continuing operations		$3.20	$3.03	$(0.08)	$(0.19)	$3.30

Income (loss) from discontinued operations		(0.12)	0.05

Net income		$3.08	$3.08

Diluted income (loss) per common share:	(4)
Income from continuing operations		$3.14	$2.97	$(0.08)	$(0.19)	$3.24

Income (loss) from discontinued operations		(0.12)	0.05

Net income		$3.02	$3.02

Common shares used in basic income (loss) per share calculation		66.3	66.3	66.3	66.3	66.3

Common shares and potential common shares used in diluted income (loss) per share calculation		67.6	67.6	67.6	67.6	67.6

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
For the fiscal year ended September 30, 2009
(Unaudited) (in millions, except per share data)
Note: See Accompanying Footnotes on Page 11

		For the fiscal year ended September 30, 2009
				Product
				Registration
		Previously	Revised	And	Revised
	Footnotes	Reported (1)	Reported (1)	Recall Matters	Adjusted (5)
Net sales		$2,980.7	$2,746.4	$(0.3)	$2,746.7

Gross profit		1,057.6	977.7	(11.8)	989.5

% of sales		35.5%	35.6%		36.0%

Income from operations		297.6	260.5	(28.6)	289.1
% of sales		10.0%	9.5%		10.5%

Interest expense		56.4	52.4	—	52.4

Income from continuing operations before income taxes		241.2	208.1	(28.6)	236.7
Income tax expense		86.6	75.5	(10.5)	86.0

Income from continuing operations		$154.6	$132.6	$(18.1)	$150.7

Income (loss) from discontinued operations, net of tax	(2)	(1.3)	20.7

Net income		$153.3	$153.3

Basic income (loss) per common share:	(3)
Income from continuing operations		$2.38	$2.04	$(0.28)	$2.32

Income (loss) from discontinued operations		(0.02)	0.32

Net income		$2.36	$2.36

Diluted income (loss) per common share:	(4)
Income from continuing operations		$2.34	$2.01	$(0.27)	$2.28

Income (loss) from discontinued operations		(0.02)	0.31

Net income		$2.32	$2.32

Common shares used in basic income (loss) per share calculation		65.0	65.0	65.0	65.0

Common shares and potential common shares used in diluted income (loss) per share calculation		66.1	66.1	66.1	66.1

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
For the fiscal year ended September 30, 2008
(Unaudited) (in millions, except per share data)
Note: See Accompanying Footnotes on Page 11

		For the fiscal year ended September 30, 2008
				Product
				Registration
		Previously	Revised	And		Revised
	Footnotes	Reported (1)	Reported (1)	Recall Matters	Impairment	Adjusted (5)
Net sales		$2,823.2	$2,552.0	$(22.3)	$—	$2,574.3

Gross profit		911.7	831.1	(38.4)	(1.3)	870.8

% of sales		32.3%	32.6%			33.8%

Income from operations		139.8	125.2	(51.1)	(91.2)	267.5
% of sales		5.0%	4.9%			10.4%

Interest expense		82.2	77.6	—	—	77.6

Income from continuing operations before income taxes		57.6	47.6	(51.1)	(91.2)	189.9
Income tax expense		24.8	15.6	(17.8)	(32.8)	66.2

Income from continuing operations		$32.8	$32.0	$(33.3)	$(58.4)	$123.7

Loss from discontinued operations, net of tax	(2)	(43.7)	(42.9)

Net loss		$(10.9)	$(10.9)

Basic income (loss) per common share:	(3)
Income from continuing operations		$0.51	$0.50	$(0.52)	$(0.90)	$1.92

Loss from discontinued operations		(0.68)	(0.67)

Net loss		$(0.17)	$(0.17)

Diluted income (loss) per common share:	(4)
Income from continuing operations		$0.50	$0.49	$(0.51)	$(0.89)	$1.89

Loss from discontinued operations		(0.67)	(0.66)

Net loss		$(0.17)	$(0.17)

Common shares used in basic income (loss) per share calculation		64.5	64.5	64.5	64.5	64.5

Common shares and potential common shares used in diluted income (loss) per share calculation		65.4	65.4	65.4	65.4	65.4

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
For the fiscal year ended September 30, 2007
(Unaudited) (in millions, except per share data)
Note: See Accompanying Footnotes on Page 11

		For the fiscal year ended September 30, 2007
				Impairment,	Cost related
		Previously	Revised	Restructuring	to	Revised
	Footnotes	Reported (1)	Reported (1)	and Other	Refinancings	Adjusted (5)
Net sales		$2,687.8	$2,472.9	$—	$—	$2,472.9

Gross profit		952.8	878.0	—	—	878.0

% of sales		35.4%	35.5%			35.5%

Income from operations		318.0	284.2	(8.8)	—	293.0
% of sales		11.8%	11.5%			11.8%

Costs related to refinancings		18.3	18.3		18.3	—
Interest expense		70.7	65.5	—	—	65.5

Income from continuing operations before income taxes		229.0	200.4	(8.8)	(18.3)	227.5
Income tax expense		79.7	70.4	(3.4)	(6.9)	80.7

Income from continuing operations		$149.3	$130.0	$(5.4)	$(11.4)	$146.8

Loss from discontinued operations, net of tax	(2)	(35.9)	(16.6)

Net income		$113.4	$113.4

Basic income (loss) per common share:	(3)
Income from continuing operations		$2.29	$1.99	$(0.08)	$(0.18)	$2.25

Loss from discontinued operations		(0.55)	(0.25)

Net income		$1.74	$1.74

Diluted income (loss) per common share:	(4)
Income from continuing operations		$2.23	$1.94	$(0.08)	$(0.17)	$2.19

Loss from discontinued operations		(0.54)	(0.25)

Net income		$1.69	$1.69

Common shares used in basic income (loss) per share calculation		65.2	65.2	65.2	65.2	65.2

Common shares and potential common shares used in diluted income (loss) per share calculation		67.0	67.0	67.0	67.0	67.0

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
For the three months ended January 2, 2010
(Unaudited) (in millions, except per share data)
Note: See Accompanying Footnotes on Page 11

		For the three months ended January 2, 2010
				Product
				Registration
		Previously	Revised	And	Revised
	Footnotes	Reported (1)	Reported (1)	Recall Matters	Adjusted (5)
Net sales		$302.2	$252.4	$—	$252.4

Gross profit		65.1	52.8	(0.9)	53.7

% of sales		21.5%	20.9%		21.3%

Loss from operations		(67.6)	(69.0)	(2.6)	(66.4)
% of sales		-22.4%	-27.3%		-26.3%

Interest expense		10.7	9.7	—	9.7

Loss from continuing operations before income taxes		(78.3)	(78.7)	(2.6)	(76.1)
Income tax benefit		(28.5)	(28.6)	(0.9)	(27.7)

Loss from continuing operations		(49.8)	(50.1)	$(1.7)	$(48.4)

Loss from discontinued operations, net of tax	(2)	(7.9)	(7.6)

Net loss		$(57.7)	$(57.7)

Basic loss per common share:	(3)
Loss from continuing operations		$(0.76)	$(0.76)	$(0.03)	$(0.73)

Loss from discontinued operations		(0.12)	(0.12)

Net loss		$(0.88)	$(0.88)

Diluted loss per common share:	(4)
Loss from continuing operations		$(0.76)	$(0.76)	$(0.03)	$(0.73)

Loss from discontinued operations		(0.12)	(0.12)

Net loss		$(0.88)	$(0.88)

Common shares used in basic loss per share calculation		65.9	65.9	65.9	65.9

Common shares and potential common shares used in diluted loss per share calculation		65.9	65.9	65.9	65.9

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
For the three months ended April 3, 2010
(Unaudited) (in millions, except per share data)
Note: See Accompanying Footnotes on Page 11

		For the three months ended April 3, 2010
				Product
				Registration
		Previously	Revised	And	Revised
	Footnotes	Reported (1)	Reported (1)	Recall Matters	Adjusted (5)
Net sales		$1,123.1	$1,050.7	$—	$1,050.7

Gross profit		436.0	415.0	(0.6)	415.6

% of sales		38.8%	39.5%		39.6%

Income from operations		206.3	196.7	(1.7)	198.4
% of sales		18.4%	18.7%		18.9%

Interest expense		15.1	14.1	—	14.1

Income from continuing operations before income taxes		191.2	182.6	(1.7)	184.3
Income tax expense		71.3	68.4	(0.6)	69.0

Income from continuing operations		119.9	114.2	$(1.1)	$115.3

Income (loss) from discontinued operations, net of tax	(2)	(1.4)	4.3

Net income		$118.5	$118.5

Basic income (loss) per common share:	(3)
Income from continuing operations		$1.81	$1.72	$(0.02)	$1.74

Income (loss) from discontinued operations		(0.02)	0.07

Net income		$1.79	$1.79

Diluted income (loss) per common share:	(4)
Income from continuing operations		$1.78	$1.69	$(0.02)	$1.71

Income (loss) from discontinued operations		(0.02)	0.07

Net income		$1.76	$1.76

Common shares used in basic income (loss) per share calculation		66.2	66.2	66.2	66.2

Common shares and potential common shares used in diluted income (loss) per share calculation		67.4	67.4	67.4	67.4

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
For the three months ended July 3, 2010
(Unaudited) (in millions, except per share data)
Note: See Accompanying Footnotes on Page 11

		For the three months ended July 3, 2010
				Product
				Registration
		Previously	Revised	And	Revised
	Footnotes	Reported (1)	Reported (1)	Recall Matters	Adjusted (5)
Net sales		$1,238.9	$1,172.6	$—	$1,172.6

Gross profit		504.8	481.8	—	481.8

% of sales		40.7%	41.1%		41.1%

Income from operations		290.5	280.1	(1.5)	281.6
% of sales		23.4%	23.9%		24.0%

Interest expense		11.9	11.2	—	11.2

Income from continuing operations before income taxes		278.6	268.9	(1.5)	270.4
Income tax expense		102.7	99.4	(0.5)	99.9

Income from continuing operations		175.9	169.5	$(1.0)	$170.5

Income from discontinued operations, net of tax	(2)	—	6.4

Net income		$175.9	$175.9

Basic income per common share:	(3)
Income from continuing operations		$2.65	$2.55	$(0.01)	$2.56

Income from discontinued operations		—	0.10

Net income		$2.65	$2.65

Diluted income per common share:	(4)
Income from continuing operations		$2.59	$2.50	$(0.01)	$2.51

Income from discontinued operations		—	0.09

Net income		$2.59	$2.59

Common shares used in basic income per share calculation		66.5	66.5	66.5	66.5

Common shares and potential common shares used in diluted income per share calculation		67.9	67.9	67.9	67.9

THE SCOTTS MIRACLE-GRO COMPANY
Results of Operations and Reconciliation of Non-GAAP Disclosure Items
For the three months ended September 30, 2010
(Unaudited) (in millions, except per share data)
Note: See Accompanying Footnotes on Page 11

		For the three months ended September 30, 2010
				Product
				Registration
		Previously	Revised	And		Revised
	Footnotes	Reported (1)	Reported (1)	Recall Matters	Impairment	Adjusted (5)
Net sales		$475.7	$422.3	$—	$—	$422.3

Gross profit		141.4	126.3	(1.5)	—	127.8

% of sales		29.7%	29.9%			30.3%

Loss from operations		(44.6)	(44.7)	(2.9)	(18.5)	(23.3)
% of sales		-9.4%	-10.6%			-5.5%

Interest expense		9.1	8.2	—	—	8.2

Loss from continuing operations before income taxes		(53.7)	(52.9)	(2.9)	(18.5)	(31.5)
Income tax benefit		(20.1)	(19.8)	(1.1)	(5.8)	(12.9)

Loss from continuing operations		(33.1)	(33.1)	$(1.8)	$(12.7)	$(18.6)

Income from discontinued operations, net of tax	(2)	1.0	0.5

Net loss		$(32.6)	$(32.6)

Basic income (loss) per common share:	(3)
Loss from continuing operations		$(0.51)	$(0.50)	$(0.03)	$(0.19)	$(0.28)

Income from discontinued operations		0.02	0.01

Net loss		$(0.49)	$(0.49)

Diluted income (loss) per common share:	(4)
Loss from continuing operations		$(0.51)	$(0.50)	$(0.03)	$(0.19)	$(0.28)

Income from discontinued operations		0.02	0.01

Net loss		$(0.49)	$(0.49)

Common shares used in basic income (loss) per share calculation		66.5	66.5	66.5	66.5	66.5

Common shares and potential common shares used in diluted income (loss) per share calculation		66.5	66.5	66.5	66.5	66.5

THE SCOTTS MIRACLE-GRO COMPANY
Net Sales and Income from Continuing Operations before Income Taxes by Segment by quarter and on an annual basis for the fiscal year ended September 30, 2010 and on an annual basis for the fiscal year ended September 30, 2009
(Unaudited) (in millions)
Note: See Accompanying Footnote 6 on Page 11

						Fiscal year
	Fiscal year ended September 30, 2010					ended
	First	Second	Third	Fourth	Total	September 30,
	Quarter	Quarter	Quarter	Quarter	Year	2009
Net Sales:
Global Consumer	$214.0	$1,014.7	$1,085.9	$335.1	$2,649.7	$2,485.3
Scotts LawnService®	33.0	30.6	81.3	79.2	224.1	231.1

Segment total	247.0	1,045.3	1,167.2	414.3	2,873.8	2,716.4
Corporate and Other	5.6	5.6	5.6	8.2	25.0	31.1
Roundup® amortization	(0.2)	(0.2)	(0.2)	(0.2)	(0.8)	(0.8)
Product registration and recall matters	—	—	—	—	—	(0.3)

Consolidated	$252.4	$1,050.7	$1,172.6	$422.3	$2,898.0	$2,746.4

Income (loss) from Continuing Operations before Income Taxes:
Global Consumer	$(40.4)	$250.7	$289.5	$(9.1)	$490.7	$411.8
Scotts LawnService®	(7.5)	(15.1)	21.9	21.7	21.0	14.0

Segment total	(47.9)	235.6	311.4	12.6	511.7	425.8
Corporate and Other	(15.6)	(34.5)	(27.3)	(33.3)	(110.7)	(124.2)
Roundup® amortization	(0.2)	(0.2)	(0.2)	(0.2)	(0.8)	(0.8)
Other amortization	(2.7)	(2.5)	(2.3)	(2.4)	(9.9)	(11.7)
Product registration and recall matters	(2.6)	(1.7)	(1.5)	(2.9)	(8.7)	(28.6)
Impairment of assets	—	—	—	(18.5)	(18.5)	—
Interest expense	(9.7)	(14.1)	(11.2)	(8.2)	(43.2)	(52.4)

Consolidated	$(78.7)	$182.6	$268.9	$(52.9)	$319.9	$208.1

THE SCOTTS MIRACLE-GRO COMPANY
Condensed, Consolidated Balance Sheets
January 2, April 3, July 3, and September 30, 2010
(Unaudited) (in millions)
Note: See Accompanying Footnote 2 on Page 11

	January 2,	April 3,	July 3,	September 30,
	2010	2010	2010	2010
ASSETS
Current assets
Cash and cash equivalents	$51.5	$38.4	$77.7	$88.1
Accounts receivable, net	214.6	996.7	626.5	350.9
Inventories, net	587.5	531.6	405.9	352.9
Assets held for sale	221.7	237.9	206.0	193.1
Prepaids and other current assets	164.3	195.9	161.2	133.1

Total current assets	1,239.6	2,000.5	1,477.3	1,118.1

Property, plant and equipment, net	356.5	362.7	359.4	381.3
Goodwill, net	305.8	305.8	305.8	305.8
Other intangible assets, net	359.8	353.5	347.1	330.2
Other assets	24.3	29.1	33.6	28.6

Total assets	$2,286.0	$3,051.6	$2,523.2	$2,164.0

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current portion of debt	$166.7	$244.3	$200.0	$195.0
Accounts payable	279.3	301.8	213.3	141.7
Liabilities held for sale	42.5	45.7	44.4	42.4
Other current liabilities	251.3	424.2	536.4	357.7

Total current liabilities	739.8	1,016.0	994.1	736.8

Long-term debt	798.8	1,156.0	490.2	436.7
Other liabilities	208.9	205.9	204.1	226.0

Total liabilities	1,747.5	2,377.9	1,688.4	1,399.5

Shareholders’ equity	538.5	673.7	834.8	764.5

Total liabilities and shareholders’ equity	$2,286.0	$3,051.6	$2,523.2	$2,164.0

THE SCOTTS MIRACLE-GRO COMPANY
Footnotes to Condensed, Consolidated Selected Financial Data
Results of Operations
(1)	Previously reported results of operations reflect the Company’s consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), as disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010 and the Company’s Current Report on Form 8-K filed February 16, 2010.

Revised reported results of operations derive from the Company’s historical consolidated financial statements, as recast to retrospectively reflect the Company’s global professional business (excluding the non-European professional seed business, “Global Pro”) as discontinued operations in accordance with GAAP. See Footnote 2 below.

(2)	In December 2010, the Company accepted a binding offer from Israel Chemicals Ltd. (“ICL”) to acquire Global Pro for $270 million in an all-cash transaction, subject to certain adjustments at closing. The transaction is expected to close in the Company’s second quarter of fiscal 2011, subject to regulatory review and the satisfaction of certain other conditions.

Beginning in its fiscal quarter ended January 1, 2011, the Company reclassified the assets and liabilities of Global Pro to assets and liabilities held for sale, and included the results of operations of Global Pro in discontinued operations for all periods presented. The Global Pro results from discontinued operations include an allocation of interest expense relating to the estimated amount of the Company’s senior secured credit facilities that will be required to be repaid from the sale proceeds.

During the first quarter of fiscal 2010, the Company completed the closure of its Smith & Hawken business. As a result, beginning in the first quarter of fiscal 2010 the Company included the results of operations of Smith & Hawken in discontinued operations for all periods presented.

(3)	Basic income (loss) per common share amounts are calculated by dividing income (loss) from continuing operations, income (loss) from discontinued operations and net income (loss) by average common shares outstanding during the period.

(4)	Diluted income (loss) per common share amounts are calculated by dividing income (loss) from continuing operations, income (loss) from discontinued operations and net income (loss) by the average common shares and dilutive potential common shares (common stock options, stock appreciation rights, performance shares, restricted stock and restricted stock units) outstanding during the period.

When there is a loss for the period, dilutive potential common shares are not included in the calculations because to do so would be anti-dilutive.

(5)	The Reconciliation of Non-GAAP Disclosure Items includes the following non-GAAP financial measures:

Adjusted income (loss) from continuing operations and adjusted basic and diluted income (loss) per share from continuing operations — These measures exclude charges or credits relating to refinancings, impairments, restructurings, product registration and recall matters, discontinued operations and other unusual items such as costs or gains related to discrete projects or transactions that are apart from and not indicative of the results of the operations of the business.

The Company reports its financial results in accordance with GAAP. However, management believes that certain non-GAAP financial measures used in managing the business may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. The Company believes that these non-GAAP financial meaures are the most indicative of the Company’s ongoing earnings capabilities and that disclosure of these non-GAAP financial measures therefore provides useful information to investors and other users of its financial statements, such as lenders. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP.

(6)	The Company is divided into the following reportable segments: Global Consumer and Scotts LawnService®. This division of reportable segments is consistent with how the segments report to and are managed by senior management of the Company. The Company’s reportable segments have been revised to reflect the reclassification of Global Pro as discontinued operations (see Footnote 2). Furthermore, reclassifications have been made to prior period segment amounts to reflect changes in the allocation of certain shared expenses among the segments, which in management’s judgment better align those expenses with the associated drivers and benefits.

Segment performance is evaluated based on several factors, including income from continuing operations before amortization, product registration and recall costs, and impairment, restructuring and other charges, which are not GAAP measures. Management uses this measure of operating profit to gauge segment performance because we believe this measure is the most indicative of performance trends and the overall earnings potential of each segment.

Corporate & Other consists of the Company’s non-European professional seed business and corporate and administrative expenses.